 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): November 17, 2017

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 17, 2017, Amyris, Inc. (the “Company”) and AB Technologies LLC, a wholly owned subsidiary of the Company (together with the Company, the “Seller”), entered into a Quota Purchase Agreement (the “QPA”) with DSM Produtos Nutricionais Brasil S.A. (together with its affiliates, “DSM”). The Company has a commercial and financial relationship with DSM, an owner of greater than five percent of the Company’s outstanding common stock, as previously reported in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017, filed with the Securities and Exchange Commission on November 20, 2017 (the “10-Q”), which disclosure is incorporated herein by reference.

Pursuant to the QPA, DSM agreed to purchase all of the quotas of capital stock of Amyris Brasil Ltda. (“AB”) from the Seller for a price of $30,650,000, subject to certain adjustments (the “Purchase Price”), plus certain additional amounts contingent on future Brazilian tax savings realized by DSM; provided, that the Seller will have a right of first refusal to purchase the existing manufacturing facility owned by AB located in Brotas, Brazil (the “Brotas 1 Facility”) in the event that DSM determines to close or significantly reduce production at the Brotas 1 Facility.

In connection with the closing of the transactions contemplated by the QPA (the “Closing”), (i) AB will undergo a corporate restructuring (the “Pre-Closing Restructuring”) whereby AB will transfer certain assets to SMA Indústria Química Ltda. (“SMA”), a subsidiary of AB that will be transferred to the Seller, including (A) the transfer of AB’s assets in Campinas, Brazil to SMA and (B) the execution by AB and SMA of a sublease with respect to land in Brotas, Brazil leased by AB and on which the Company proposes to construct a manufacturing facility (the “Brotas 2 Facility”), (ii) DSM will repay certain indebtedness of AB outstanding as of the Closing, which amount will be deducted from the Purchase Price, and (iii) the Company will borrow $25 million from DSM under a credit agreement (the “Credit Agreement”), the proceeds of which will be used to repay all outstanding amounts under the Company’s credit facility with Guanfu Holding Co., Ltd., as further described in Note 5, “Long-term Debt” to the unaudited financial statements contained in the 10-Q.

Pursuant to the QPA, in connection with the Closing, the Seller and DSM expect to enter into the following agreements (the “Ancillary Agreements”):

•	a transition services agreement, pursuant to which (i) the Company will provide certain services to AB to allow for the operation of the Brotas 1 Facility in the ordinary course of business and (ii) DSM and AB will provide certain services to the Seller in connection with the operation of the Brotas 2 Facility;
•	a supply agreement, pursuant to which DSM will supply the Company with certain products manufactured at the Brotas 1 Facility;
•	a value sharing agreement, pursuant to which the Company and DSM will share in the margins from sales of certain products to be manufactured and commercialized by DSM using the Company’s intellectual property;
•	a performance agreement, pursuant to which the Company will provide certain research and development services to DSM in exchange for related funding; and
•	the Credit Agreement.

The Closing is subject to several conditions (the “Closing Conditions”), including the completion of the Pre-Closing Restructuring, the assignment or transfer of certain contracts and instruments, obtaining certain third party and governmental approvals and consents, and the execution and delivery of the Ancillary Agreements.

Subject to certain exceptions and cure periods, either party may terminate the QPA if (i) a governmental order enjoining the transactions contemplated by the QPA has become final, (ii) the other party has breached any of its representations, warranties or covenants in the QPA that would cause the failure of a Closing Condition, or (iii) the Closing has not occurred by March 31, 2018.

In connection with the entry into the QPA, the Company and DSM entered into a license agreement for certain intellectual property useful in connection with DSM’s purchase of the Brotas 1 Facility, which license agreement will become effective upon the Closing. At the Closing, DSM will pay the Company an upfront license fee of $27.5 million.

The QPA contains customary terms, provisions, covenants, representations and warranties of the parties. The foregoing description of the QPA and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the QPA, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The QPA and the above description have been included to provide investors and securityholders with information regarding the terms of the QPA and the transactions contemplated thereby. They are not intended to provide any other factual information about the Seller, DSM, AB or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the QPA were made only for purposes of the QPA and as of specific dates; were solely for the benefit of the parties to the QPA; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them. Investors and securityholders should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Seller, DSM, AB or any of their respective subsidiaries, affiliates, businesses or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the QPA. Accordingly, investors and securityholders should read the representations, warranties and covenants contained in the QPA not in isolation but only in conjunction with the other information about the Company and its subsidiaries that the Company includes in filings it makes with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
2.1ab	Quota Purchase Agreement, dated as of November 17, 2017, among the Company, AB Technologies LLC, and DSM Produtos Nutricionais Brasil S.A.

a	Portions of this exhibit have been omitted pending a determination by the Securities and Exchange Commission as to whether these portions should be granted confidential treatment.

b	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedules or exhibits so furnished.

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the consummation of the transactions contemplated by the QPA, including the Pre-Closing Restructuring, the repayment of amounts outstanding under the Company’s credit facility with Guanfu Holding Co., Ltd., the repayment of certain indebtedness of AB, obtaining certain third party and governmental approvals and consents, the execution of the Ancillary Agreements, and the amount of proceeds to be received by the Company in connection with such transactions, and related matters. These statements are subject to risks and uncertainties, including the failure of Closing Conditions to be satisfied and future adjustments to the Purchase Price, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: November 24, 2017	By:	/s/ Nicole Kelsey
Nicole Kelsey
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1ab	Quota Purchase Agreement, dated as of November 17, 2017, among the Company, AB Technologies LLC, and DSM Produtos Nutricionais Brasil S.A.

a	Portions of this exhibit have been omitted pending a determination by the Securities and Exchange Commission as to whether these portions should be granted confidential treatment.

b	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedules or exhibits so furnished.